UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38022	46-3011414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 443-1860

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Matinas BioPharma Holdings, Inc. (the “Company”) issued a press release announcing positive efficacy and safety data from the first two cohorts of patients in the ongoing Encochleated Oral Amphotericin for Cryptococcal Meningitis Trial (“EnACT”) of MAT2203 (oral amphotericin B) for the treatment of cryptococcal meningitis. A copy of the press release is furnished as Exhibit 99. 1 hereto and incorporated herein by reference.

The Company created a presentation which includes the data from EnACT trial (the “Presentation”) which it intends to use during a planned conference call on September 13, 2021 and then at various conferences and investor meetings. The Presentation is attached hereto as Exhibit 99.2.

The Company updated its corporate presentation (the “Corporate Presentation”) which it intends to use at various conferences and investor meetings. The Corporate Presentation is attached hereto as Exhibit 99.3.

The information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On September 13, 2021, the Company announced positive efficacy and safety data from the first two cohorts of patients in the ongoing Encochleated Oral Amphotericin for Cryptococcal Meningitis Trial (EnACT) of MAT2203 (oral amphotericin B) for the treatment of cryptococcal meningitis, which is being sponsored by the National Institute of Allergy and Infectious Diseases (“NIAID”).

The EnACT independent Data and Safety Monitoring Board (“DSMB”) recently completed a pre-specified review of available safety and efficacy data from Cohort 2 (stepdown to MAT2203 after two days of IV amphotericin) and unanimously recommended progression to the second half of the study. Enrollment in Cohort 3 of EnACT (the safety lead-in for Cohort 4, which will be an all-oral MAT2203 treatment regimen) has commenced and is expected to complete by the end of 2021.

Topline Results from Cohort 2 of EnACT

Key topline results from Cohort 2 of EnACT include eradication of the fungal infection, survival, and safety, including longer term use of MAT2203 beyond the 2-week induction period.

Potent Early Fungicidal Activity (EFA), Cerebrospinal Fluid (CSF) Sterilization, with No Evidence of Breakthrough Infections During Treatment with MAT2203

●	The primary endpoint in EnACT is EFA, a measurement of cerebrospinal fluid fungal clearance. EFA is a well-validated quantitative measure of the efficacy of antifungal agents and is a key surrogate marker for survival. EFAs of less than 0.20 log10 Cryptococcus colony forming units (CFUs) per mL CSF per day are associated with significantly higher mortality and worse clinical outcomes[1]. EFA measured above this threshold is clinically meaningful and represents robust fungal clearance. In the second cohort of EnACT, the mean EFA achieved with patients treated with MAT2203 was 0.38 log10 CFU/mL/day, with 95% confidence intervals (0.30 to 0.46) significantly higher than the prespecified primary endpoint threshold of >0.20.

1 *Clin Infect Dis. 2020;71(5):e45-49

●	All patients treated with MAT2203 who completed the induction phase achieved sterile CSF cultures during treatment (either during induction or early consolidation phases).

●	There was no evidence of breakthrough or relapsed cryptococcal infections observed in any of the patients during treatment with MAT2203 through 10 weeks.

Survival

●	In Cohort 2, overall survival was 95% in 40 patients randomized to receiving MAT2203.

Safety

●	In both Cohorts 1 and 2, MAT2203 showed no evidence of renal toxicity or electrolyte abnormalities attributable to MAT2203, no major safety signals, and no use-limiting tolerability issues, even with longer-term treatment with MAT2203 extended beyond induction into the consolidation phase, from week 2 to week 6.

The Company is preparing to engage with the U.S. Food and Drug Administration (“FDA”) to review these data as supportive of a potential early approval of MAT2203 as step-down therapy. These data may also set the stage for potential longer-term treatment options, including prophylaxis, for patients dealing with, or at risk for, deadly invasive fungal infections without the toxicities usually associated with IV amphotericin.

The EnAct trial demonstrated that two days of intravenous amphotericin B followed by rapid transition to oral LNC amphotericin B therapy was well tolerated, resulted in excellent CSF clearance of the Cryptococcus yeast, and had a 95% survival to date.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the results of the EnECT study, the LNC platform delivery technology, the Company’s strategic focus and the future development of its product candidates, including MAT2203, MAT2501, the anticipated timing of regulatory submissions, the anticipated timing of clinical studies, the anticipated timing of regulatory interactions, the Company’s ability to identify and pursue development and partnership opportunities for its products or platform delivery technology on favorable terms, if at all, and the ability to obtain required regulatory approval and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements.

Forward-looking statements may be identified by the use of forward-looking expressions, including, but not limited to, “expects,” “anticipates,” “intends,” “plans,” “could,” “believes,” “estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; the Company’s ability to successfully complete research and further development and commercialization of its product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; the ability to protect the Company’s intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company’s products; and the other factors listed under “Risk Factors” in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The Company’s product candidates are all in a development stage and are not available for sale or use.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 13, 2021.
99.2	Slide Presentation, dated September 13, 2021.
99.3	Corporate Presentation, dated September 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: September 13, 2021	By:	/s/ Jerome D. Jabbour
Name: Jerome D. Jabbour
Title: Chief Executive Officer

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